UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

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RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33749	26-0500600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Manhattanville Road Purchase, New York		10577

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 272-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events

During the period January 1, 2010 through April 8, 2010, the Company acquired in separate transactions, six properties (the "Properties") comprising of approximately 513,000 square feet of gross leasable area for an aggregate purchase price of approximately $75 million.  Set forth in Item 9.01 are audited financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to a majority of acquisitions, none of which individually are considered significant within the meaning of Rule 3-14.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

I.	Santa Ana

Independent Auditors’ Report

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009

Notes to Statements of Revenues and Certain Expenses for Year Ended December 31, 2009

II.	Lake Stevens

Independent Auditors’ Report

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009

Notes to Statements of Revenues and Certain Expenses for Year Ended December 31, 2009

III.	Norwood Center

Independent Auditors’ Report

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009

Notes to Statements of Revenues and Certain Expenses for Year Ended December 31, 2009

(b)	Pro Forma Financial Information:

Retail Opportunity Investment Corp. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2009

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

Notes and Managements Assumption to Pro Forma Consolidated Financial Statements

(c)	Exhibits.

23.1 Consent of Independent Auditor

Signatures

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Purchase, New York

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Santa Ana, (the “Property”) for the year ended December 31, 2009 (the "Historical Summary"). This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ MCGLADREY & PULLEN LLP

New York, New York
April 27, 2010

 SANTA ANA

     STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009
(Dollar amounts in thousands)

Revenues:
Rental income (note 3)	$2,358
Other income	35
Total revenues	2,393

Certain Expenses:
Utilities	52
Cleaning services	43
Repairs, maintenance, and supplies	79
Real estate taxes	237
Security	50
Insurance	38
Bad debt expense	190
General and administrative	2
Total expenses	691
Excess of revenues over certain expenses	$1,702

See accompanying notes to statements of revenues and certain expenses.

SANTA ANA

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009

1.Business and Organization

Santa Ana (the “Property”) is a shopping center located in Santa Ana, California.  The Property was owned by Regency, L.P.  The Property, which consists of two anchor tenants, has an aggregate gross rentable area of approximately 100,306 square feet.  The two anchor tenants occupy approximately 60,000 square feet.

On January 26, 2010, the Property was acquired by ROIC Santa Ana, LLC, a wholly-owned subsidiary of Retail Opportunity Investments Corp., an unaffiliated party (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenues and Certain Expenses (Historical Summary) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees (collectively, the “Excluded Items”), which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases. Percentage rents are recognized as a percentage of a tenant’s sales or once the tenant income thresholds, if any, have been exceeded.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Subsequent Events

The Company has evaluated subsequent events through April 27, 2010, the date on which the financial statements were available to be issued.

3.Leases

The Company has entered into non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2009, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2010	$1,671,040
2011	1,338,356
2012	738,304
2013	354,255
2014	184,575
Thereafter	376,052
$4,662,582

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the Historical Summary includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of $82,000 for the year ended December 31, 2009.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Purchase, New York

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Lake Stevens, (the “Property”) for the year ended December 31, 2009 (the "Historical Summary"). This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ MCGLADREY & PULLEN LLP

New York, New York
April 27, 2010

 LAKE STEVENS

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009
(Dollar amounts in thousands)

Revenues:
Rental income (note 3)	$1,658
Other income	3
Total revenues	1,661

Certain Expenses:
Utilities	19
Cleaning services	12
Repairs, maintenance, and supplies	76
Real estate taxes	135
Insurance	15
General and administrative	1
Total expenses	258
Excess of revenues over certain expenses	$1,403

See accompanying notes to statements of revenues and certain expenses.

LAKE STEVENS

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009

1.Business and Organization

Lake Stevens (the “Property”) is a shopping center located in Lake Stevens, Washington.  The Property was owned by Corniche Development, Inc.  The Property, which consists of one anchor tenants, has an aggregate gross rentable area of approximately 74,130 square feet.  The anchor tenant occupy approximately 54,000 square feet.

On March 11, 2010, the Property was acquired by ROIC Lake Stevens, LLC, a wholly-owned subsidiary of Retail Opportunity Investments Corp., an unaffiliated party (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenues and Certain Expenses (Historical Summary) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees (collectively, the “Excluded Items”), which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases. Percentage rents are recognized as a percentage of a tenant’s sales or once the tenant income thresholds, if any, have been exceeded.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Subsequent Events

The Company has evaluated subsequent events through April 27, 2010, the date on which the financial statements were available to be issued.

3.Leases

The Company has entered into non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2009, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2010	$1,280,093
2011	1,190,018
2012	1,161,461
2013	1,161,398
2014	1,143,798
Thereafter	10,370,476
$16,307,244

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the Historical Summary includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of $176,000 for the year ended December 31, 2009.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Purchase, New York

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Norwood Center, (the “Property”) for the year ended December 31, 2009 (the "Historical Summary"). This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ MCGLADREY & PULLEN LLP

New York, New York
April 27, 2010

NORWOOD CENTER

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009
(Dollar amounts in thousands)

Revenues:
Rental income (note 3)	$1,333
Other income	8
Total revenues	1,341

Certain Expenses:
Utilities	18
Repairs, maintenance, and supplies	66
Real estate taxes	179
Security	70
Insurance	25
Bad debt expense	4
General and administrative	2
Total expenses	364
Excess of revenues over certain expenses	$977

See accompanying notes to statements of revenues and certain expenses.

 NORWOOD CENTER

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009

1.Business and Organization

Norwood Center (the “Property”) is a shopping center located in Sacramento, California.  The Property was owned by Norwood Properties, LLC.  The Property, which consists of three anchor tenants, has an aggregate gross rentable area of approximately 88,815 square feet.  The three anchor tenants occupy approximately 63,000 square feet.

On April 5, 2010, the Property was acquired by ROIC Norwood Center, LLC, a wholly-owned subsidiary of Retail Opportunity Investments Corp.,  an unaffiliated party (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenues and Certain Expenses (Historical Summary) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees (collectively, the “Excluded Items”), which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases. Percentage rents are recognized as a percentage of a tenant’s sales or once the tenant income thresholds, if any, have been exceeded.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Subsequent Events

The Company has evaluated subsequent events through April 27, 2010, the date on which the financial statements were available to be issued.

3.           Leases

The Company has entered into non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2009, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2010	$1,110,629
2011	1,061,933
2012	1,006,634
2013	964,158
2014	914,787
Thereafter	2,672,916
$7,731,057

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the Historical Summary includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of $72,000 for the year ended December 31, 2009.

.RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2009 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisitions of the properties Santa Ana, Lake Stevens and Norwood Center (collectively “Properties”) on January 1, 2009. Additionally, the pro forma condensed consolidated balance sheet as of December 31, 2009 has been presented as if the acquisitions had been completed on December 31, 2009.

Pro forma purchase accounting adjustments are calculated pursuant to Statement of Financial Accounting Standards No. 141.

The pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The pro forma condensed consolidated financial statements do not purport to represent the Company’s financial position or the results of operations that would actually have occurred assuming the completion of the acquisitions of the Properties all had occurred by the first day of the periods presented; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2009

(Unaudited)

(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma

Assets:
Investments in real estate, net	$16,545	$45,297	(2)	$61,842
Cash	383,218	(46,696	)(2)	336,522
Restricted cash	23	—		23
Acquired lease intangible asset, net	1,820	372	(3)	2,192
Income taxes receivable	1,236	—		1,236
Prepaid expenses	148	—		148
Deferred charges, net	871	2,239	(4)	3,110
Other	13	54	(5)	67
Total Assets	$403,874	$1,266		$405,140

Liabilities and Stockholders’ Equity
Liabilities:
Acquired lease intangible liability, net	$1,121	$1,106	(3)	$2,227
Accrued expenses	4,435	—		4,435
Due to related party	6	—		6
Tenants’ security deposit	23	—		23
Other liabilities	95	160	(5)	255
Total liabilities	$5,680	$1,266		$6,946

Stockholders’ Equity
Preferred stock	—	—		—
Common stock	4	—		4
Additional-paid-in capital	403,184	—		403,184
Accumulated deficit	(4,994)	—		(4,994)
Total stockholders’ equity	398,194	—		398,194
Total Liabilities and Stockholders’ Equity	$403,874	$1,266		$405,140

See accompanying notes to condensed consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(Unaudited)

(in thousands, except per share data)

	Company Historical	Santa Ana	Lake Stevens	Norwood Center	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$46	$1,844	$1,397	$931	$243	(6)	$4,461
Recoveries from tenants and other	—	549	264	410	—		1,223
Total revenues	46	2,393	1,661	1,341	243		5,684

Operating expenses Property operating	9	452	122	183			766
Property taxes	—	237	135	179			551
General and administrative	11,145	2	1	2			11,150
Property acquisition costs	202				231	(7)	433
Depreciation and Amortization	29				1,885	(8)	1,914
Total operating expenses	11,385	691	258	364	2,116		14,814

Operating (loss) income	(11,339)	1,702	1,403	977	(1,873)		(9,130)
Interest income	1,705				(201	)(9)	1,504
(Loss) income before Provision for Income Taxes	(9,634)	1,702	1,403	977	(2,074)		(7,626)
Benefit for Income Taxes	(268)						(268)
Net loss for period	$(9,366)	$1,702	$1,403	$977	$(2,074)		$(7,358)

Weighted average shares outstanding – basic and diluted	49,735						49,735
Loss per share Basic and diluted:	$(0.19)						$(0.15)

See accompanying notes to pro forma condensed consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2009.
2.	Reflects the pro forma acquisition of the Properties for approximately $47,000 (including estimated transaction costs of approximately $231). The acquisitions were funded with available cash.
3.
Reflects pro forma purchase price allocation in accordance with the Financial Accounting Standards Board’s (“FASB’s”) Business Combinations. In accordance with the guidance a portion of the purchase price is allocated to above –market, below-market and in place lease intangibles.

4.
Reflects pro forma purchase price allocation in accordance with FASB’s Business Combinations. In accordance with the  guidance a portion of the purchase price is allocated to lease origination costs such as leasing commissions and legal costs

5.	Reflects the pro forma adjustments for other assets and liabilities included in the acquisition of the Properties.

Adjustments to the Pro Forma Condensed Consolidated Statement of Operations

6.	Reflects the pro forma adjustment for one year of amortization of above-market and below-market leases (see table below).
7.	Reflects the pro forma adjustment for costs related to the acquisition of the Properties.
8.
Reflects the estimated depreciation and amortization for the Properties in accordance with FASB’s Business Combinations guidance for the period beginning January 1, 2009, to the date of acquisition by the Company, using the estimated useful lives of the real estate investments and related intangible assets and liabilities based on the purchase price allocation.  Such allocations are preliminary and may be adjusted as final information becomes available.  Depreciation and amortization expense is computed on a straight-line basis over the estimated useful life of the assets or liabilities as follows:

	Estimated Useful Life	Depreciation & Amortization Expense	Rental Revenue (Increase)/Decrease

Building	35 – 39 years	$798	$—
Building Improvements	10 – 20 years	149	—
Tenant Improvements	(a)	138	—
Leases in Place	(a)	623	—
Other intangibles	(a)	177	—
Above Market Leases	(a)	—	168
Below Market Leases	(a)	—	(411)
		$1,885	$(243)

(a)	Based on average remaining lease term

9.	Reflects the pro forma adjustment to interest income to assume the acquisitions have been made on January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.
Dated: April 27, 2010	By: /s/ John B. Roche John B. Roche Chief Financial Officer